UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

SIDEWINDER EXPLORATIONS INC.
 (Exact name of registrant as specified in its charter)

NEVADA (State of incorporation or organization)	98-0518733 (IRS Employer Identification Number)

13/7 Moo 6, Kamala-Patong Hwy
Kamala, Phuket, Thailand 83120

(Address of principal executive offices)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. [X]

Securities Act registration statement file number to which this form relates:  333-148356

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001

(Title of class)

Item 1. Description of Registrant's Securities to be Registered.

A complete description of the securities being registered herein are contained in Registrant's Registration Statement on Form  SB-2, filed with the commission on December 27, 2007, and incorporated herein by reference to this registration statement.

Item 2. Exhibits.

Exhibit Number	Description
3.1	Articles of Incorporation *
3.2	By-Laws *
*  Incorporated herein by reference to the exhibits listed with the same number in Registrant's Registration Statement on Form SB-2

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

SIDEWINDER EXPLORATIONS, INC. (Registrant)

Dated: March 20, 2009

By:  /s/ Ross Harbottle
Ross Harbottle,  President, Principal Financial Officer, and Director